FundX Investment Group

FundX Upgrader Fund – FUNDX
FundX Flexible Income Fund – INCMX
FundX Conservative Upgrader Fund – RELAX
FundX Aggressive Upgrader Fund – HOTFX
FundX ETF Aggressive Upgrader Fund – UNBOX
FundX ETF Upgrader Fund – REMIX
FundX Tactical Upgrader Fund – TACTX
FundX Tactical Total Return Fund – TOTLX

Supplement dated March 11, 2013 to
Prospectus dated January 31, 2013

Effective May  31 , 2013, the investment objective of the FundX Tactical Upgrader Fund is revised to read:  “The Fund seeks long term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.”

Effective May  31 , 2013, redemption fees are removed from all FundX Funds.

Effective May  31 , 2013, all FundX Funds adopt the following policy in their Prospectus, under the section titled Shareholder Information:

Tools to Discourage Disruptive Short-Term Transactions. The Board has adopted a policy regarding excessive trading.  The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps may include, among other things, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, each Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Funds’ shares are believed by the Advisor to be harmful to the Funds) and without prior notice.  The Funds seek to exercise their judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at their request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, the Funds cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Please retain this Supplement with the Prospectus.